UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 30, 2009

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA	0-17071	35-1544218

(State or other jurisdiction           (Commission File Number)(IRS Employer Identification No.)

of incorporation)

200 East Jackson Street

P.O. Box 792

Muncie, IN 47305-2814

(Address of principal executive offices, including zip code)

(765) 747-1500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 30, 2009, First Merchants Corporation issued a press release announcing the declaration of a quarterly cash dividend of $0.08 per share. The cash dividend is payable on December 18, 2009 to stockholders of record as of December 4, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit 99.1 Press Release, dated October 30, 2009, issued by First Merchants Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Corporation

(Registrant)

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

Dated: October 30, 2009

EXHIBIT INDEX

Exhibit No.

99.1	Description

Press Release, dated October 30, 2009, issued by First Merchants Corporation

N / E / W / S	R / E / L / E / A / S / E

October 30, 2009

FOR IMMEDIATE RELEASE

For more information, contact:

Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857

http://www.firstmerchants.com

SOURCE: First Merchants Corporation (Nasdaq: FRME), Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES QUARTERLY CASH DIVIDEND

At its meeting held on October 28, 2009, the Board of Directors of First Merchants Corporation declared a quarterly cash dividend of $0.08 per share on its common stock.

The cash dividend is payable December 18, 2009, to stockholders of record December 4, 2009. For purposes of broker trading, the ex-date of the cash dividend is December 2, 2009.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, A Division of First Merchants Bank, N.A., Commerce National Bank, A Division of First Merchants Bank, N.A., as well as First Merchants Trust Company, N.A., and First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

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